Exhibit 10.0

Second Amendment to the Employment Agreement

By and Between United Bank, United Financial Bancorp, Inc. and Richard B. Collins

WHEREAS, United Bank (the “Bank”) and United Financial Bancorp, Inc. (the “Company”) maintain an employment agreement with Richard B. Collins (the “Executive”);

WHEREAS, Section 2(a) of the Agreement provides the Agreement will terminate on July 1, 2013, unless extended by mutual agreement of the parties to the Agreement;

WHEREAS, the Bank, the Company and the Executive wish to amend the Agreement to extend the term of the Agreement from July 1, 2013 to July 1, 2014;

WHEREAS, Section 15 of the Agreement provides for the amendment of the Agreement by written agreement of the parties;

NOW, THEREFORE, in consideration of the mutual covenants herein contained, and for other good and valuable consideration, the receipt of which is hereby acknowledged, the Bank, the Company and the Executive hereby agree as follows:

Effective August 16, 2012, Section 2(a) of the Agreement is hereby amended by replacing “July 1, 2013” with “July 1, 2014”.

In all other respects, the parties hereby ratify and affirm the terms of the Agreement.

IN WITNESS WHEREOF, the Bank, the Company and the Executive have caused this Second Amendment to be executed on the 16th day of August, 2012.

UNITED BANK

By:	/s/ Robert A. Stewart, Jr.
Robert A. Stewart, Jr. — Lead Director

UNITED FINANCIAL BANCORP, INC.

By:	/s/ Robert A. Stewart, Jr.
Robert A. Stewart, Jr. — Lead Director

/s/ Richard B. Collins
Richard B. Collins